Oakseed Opportunity Fund
Investor Class (SEEDX)
Institutional Class (SEDEX)

A series of Investment Managers Series Trust

Supplement dated May 31, 2017, to the
Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2017.

Jackson Park Capital, LLC (the “Advisor”), the Fund’s advisor, has given notice of resignation as investment advisor of the Oakseed Opportunity Fund (the “Fund”), effective on or about June 30, 2017.  The Board of Trustees of the Trust has therefore approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund.  In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about June 30, 2017 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date.  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.  Shareholders redeeming Fund shares worth over $250,000 on or before the Liquidation Date may request redemptions by “in-kind” distributions of portfolio securities (instead of cash) from the Fund.  Any shareholder wishing to redeem its Fund shares in kind must contact the Advisor at least 15 days prior to the Liquidation Date or date of redemption, as applicable.  If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

In anticipation of the liquidation of the Fund, the Advisor may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-446-4460 if you have any questions or need assistance.

Please file this Supplement with your records.